                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 SCHEDULE 13E-3

                        RULE 13e-3 TRANSACTION STATEMENT
       (Pursuant to Section 13(e) of the Securities Exchange Act of 1934)

                      CENCOM CABLE INCOME PARTNERS II, L.P.
--------------------------------------------------------------------------------
                              (Name of the Issuer)


        CENCOM CABLE INCOME PARTNERS II, L.P., CHARTER COMMUNICATIONS II,
     L.P., CHARTER COMMUNICATIONS, L.P., CENCOM PROPERTIES II, INC., CHARTER
      COMMUNICATIONS, INC., CENCOM PARTNERS, L.P. and CC II HOLDINGS, INC.
--------------------------------------------------------------------------------
                      (Names of Person(s) Filing Statement)


             UNITS OF LIMITED PARTNERSHIP INTEREST, $1,000 PER UNIT
--------------------------------------------------------------------------------
                         (Title of Class of Securities)

                                [Not Applicable]
--------------------------------------------------------------------------------
                      (CUSIP Number of Class of Securities)

                                                       With a copy to:
         Ralph G. Kelly                              Neil A. Torpey, Esq.
     Cencom Properties, Inc.                   Paul, Hastings, Janofsky & Walker
12444 Powerscourt Drive, Suite 400                     399 Park Avenue
  St. Louis, Missouri 63131-3660                     New York, NY 10022
--------------------------------------------------------------------------------
 (Name, Address and Telephone Number of Person Authorized to Receive Notices and
             Communications on Behalf of Person(s) Filing Statement)

This statement is filed in connection with (check the appropriate box):

/X/   a. The filing of solicitation materials or an information statement subject to Regulation 14A [17 CFR 240.14a-1 to 240.14b], Regulation 14C [17 CFR 240.14c-1 to 240.14c-101] or Rule 13e-3(c)
         [ss.240.13e-3(c)] under the Securities Exchange Act of 1934.

/ /   b. The filing of a registration statement under the Securities Act of
         1933.

/ /   c. A tender offer.

/ /   d. None of the above.


/X/ Check the following box if the soliciting materials or information statement referred to in checking box (a) are preliminary copies:


                            Calculation of Filing Fee

Transaction valuation:                                Amount of filing fee:

$36,700,000, representing the                         $7,340
appraised value of Issuer's
assets


/X/   Check box if any part of the fee is offset as provided by Rule 0-11
      (a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

Amount Previously Paid:                    $125.00
Form or Registration No.:                  Schedule 14A
Filing Party:                              Cencom Cable Income Partners II, L.P.
Date Filed:                                July 15, 1996

Instruction:    Eight copies of this statement, including all exhibits, should be filed with the Commission.

                                  INTRODUCTION


           This Rule 13e-3 Transaction Statement (this "Statement") is being filed by (i) Cencom Cable Income Partners II, L.P., a Delaware limited partnership (the "Partnership"), the issuer of the limited partnership units which are the subject of this Rule 13e-3 transaction, (ii) Charter Communications II, L.P., a Delaware limited partnership ("CC II"), (iii) Charter Communications, L.P. ("CC I," and together with CC II, the "Purchasing Affiliates"), (iv) Cencom Properties II, Inc., a Delaware corporation which is the general partner of the Partnership (the "General Partner"), (v) CC II Holdings, Inc., a corporation which controls the General Partner ("CC II Holdings"), (vi) Charter Communications, Inc., a Delaware corporation which indirectly controls the General Partner ("Charter") and (vii) Cencom Partners, L.P., an affiliate of the Partnership ("CPLP," and together with Charter, CC II Holdings and the General Partner, the "Affiliates"). The Purchasing Affiliates and the Affiliates are affiliates of the Partnership. Each of the Affiliates and the Purchasing Affiliates is engaged in the cable television business, with its principal executive offices located at 12444 Powerscourt Drive, St. Louis, Missouri 63131. This Statement is being filed in connection with a proposed sale of certain assets of the Partnership to CC II in connection with the expiration of the term of the Partnership and its subsequent dissolution. Concurrently with the filing of this Statement, the Partnership is filing a Disclosure Statement (the "Disclosure Statement") with the Securities and Exchange Commission relating to the solicitation of written votes of the limited partners of the Partnership with respect to the proposed transaction. A copy of the Disclosure Statement is attached as Exhibit (d)(1) hereto and is incorporated herein by reference in its entirety. The cross reference sheet which follows shows the location in the Disclosure Statement of the information required to be included in response to the items of this Statement.

                              Cross Reference Sheet
                              ---------------------
              (Pursuant to General Instruction F to Schedule 13E-3)


Schedule 13E-3
Item Number and Caption                                                         Location in the Disclosure Statement
-----------------------                                                         ------------------------------------
Item 1.     Issuer and Class of Security
            Subject to the Transaction.

            (a).................................................................  "NOTICE OF WRITTEN VOTE OF THE LIMITED PARTNERS,"
                                                                                   "INTRODUCTION" and "CERTAIN INFORMATION ABOUT THE
                                                                                   PARTNERSHIP, CPLP, THE GENERAL PARTNER, CPI AND
                                                                                   CERTAIN AFFILIATES."

            (b).................................................................  "PLAN OF SOLICITATION -- Voting Rights and Vote
                                                                                   Required."

            (c).................................................................  "SPECIAL FACTORS -- Recommendation of the General
                                                                                   Partner; Fairness of the Transaction" and
                                                                                   "CERTAIN INFORMATION ABOUT THE PARTNERSHIP, CPLP,
                                                                                   THE GENERAL PARTNER, CPI AND CERTAIN AFFILIATES
                                                                                   -- The LP Units."

            (d).................................................................  "NOTICE OF WRITTEN VOTE OF THE LIMITED PARTNERS,"
                                                                                   "INTRODUCTION," "SPECIAL FACTORS -- Certain
                                                                                   Effects of the Transaction," "SELECTED HISTORICAL
                                                                                   FINANCIAL DATA," "MANAGEMENT'S DISCUSSION AND
                                                                                   ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF
                                                                                   OPERATIONS -- Liquidity and Capital Resources"
                                                                                   and "CERTAIN INFORMATION ABOUT THE PARTNERSHIP,
                                                                                   CPLP, THE GENERAL PARTNER, CPI AND CERTAIN
                                                                                   AFFILIATES -- Distributions Per LP Unit Since
                                                                                   Partnership Inception."

            (e).................................................................  Not applicable.

            (f).................................................................  "CERTAIN INFORMATION ABOUT THE PARTNERSHIP, CPLP,
                                                                                   THE GENERAL PARTNER, CPI AND CERTAIN AFFILIATES
                                                                                   -- Certain Affiliate Transactions."

Item 2.     Identity and Background.............................................   This Statement is being filed by (i) Cencom Cable
                                                                                   Income Partners II, L.P., a Delaware limited
                                                                                   partnership (the "Partnership"), the issuer of
                                                                                   the limited partnership units which are the
                                                                                   subject of this Rule 13e-3 transaction, (ii)
                                                                                   Charter Communications II, L.P., a Delaware
                                                                                   limited partnership ("CC II"), (iii) Charter

                                                                                   Communications, L.P. ("CC I," and together with
                                                                                   CC II, the "Purchasing Affiliates"), (iv) Cencom
                                                                                   Properties II, Inc., a Delaware corporation which
                                                                                   is the general partner of the Partnership (the
                                                                                   "General Partner"), (v) CC II Holdings, Inc., a
                                                                                   corporation which controls the General Partner
                                                                                   ("CC II Holdings"), (vi) Charter Communications,
                                                                                   Inc., a Delaware corporation which indirectly
                                                                                   controls the General Partner ("Charter") and
                                                                                   (vii) Cencom Partners, L.P., an affiliate of the
                                                                                   Partnership ("CPLP" and together with Charter, CC
                                                                                   II Holdings and the General Partner, the
                                                                                   "Affiliates"). For further information regarding
                                                                                   the place of organization, principal business and
                                                                                   address of the foregoing entities, and
                                                                 3

Schedule 13E-3
Item Number and Caption                                                         Location in the Disclosure Statement
-----------------------                                                         ------------------------------------

                                                                                   certain other information regarding the general
                                                                                   partner of CC II, see "CERTAIN INFORMATION ABOUT
                                                                                   THE PARTNERSHIP, CPLP, THE GENERAL PARTNER, CPI
                                                                                   AND CERTAIN AFFILIATES -- General Information."
                                                                                   For information regarding the executive officers
                                                                                   and directors of the foregoing entities, see
                                                                                   Schedule 1 -- EXECUTIVE OFFICERS, DIRECTORS AND
                                                                                   CERTAIN AFFILIATES OF THE GENERAL PARTNER AND
                                                                                   CPI.

            (a)--(d), (g).......................................................  "INTRODUCTION," "CERTAIN INFORMATION ABOUT THE
                                                                                   PARTNERSHIP, CPLP, THE GENERAL PARTNER, CPI AND
                                                                                   CERTAIN AFFILIATES" and Schedule 1 -- EXECUTIVE
                                                                                   OFFICERS, DIRECTORS AND CERTAIN AFFILIATES OF THE
                                                                                   GENERAL PARTNER AND CPI.

            (e) and (f).........................................................   To the best of the Partnership's, the Purchasing
                                                                                   Affiliates' and the Affiliates' knowledge, none
                                                                                   of the persons or entities with respect to whom
                                                                                   information is required by this item was, during
                                                                                   the last five years, convicted in a criminal
                                                                                   proceeding (excluding traffic violations or
                                                                                   similar misdemeanors) or was a party to a civil
                                                                                   proceeding of a judicial or administrative body
                                                                                   of competent jurisdiction and as a result of such
                                                                                   proceeding was or is subject to a judgment,
                                                                                   decree or final order enjoining further
                                                                                   violations of, or prohibiting activities, subject
                                                                                   to, federal or state securities laws or finding
                                                                                   of any violation of such laws.


Item 3.     Past Contracts, Trans-
            actions or Negotiations.

            (a)(1), (a)(2) and (b)..............................................  "CERTAIN INFORMATION ABOUT THE PARTNERSHIP, CPLP,
                                                                                   THE GENERAL PARTNER, CPI AND CERTAIN AFFILIATES
                                                                                   -- Certain Affiliate Transactions."

Item 4.     Terms of the Transaction.

            (a).................................................................   "NOTICE OF WRITTEN VOTE OF THE LIMITED PARTNERS,"
                                                                                   "INTRODUCTION," "SPECIAL FACTORS -- Timing of the
                                                                                   Transaction,"  "-- Certain Effects of the
                                                                                   Transaction" and "MATERIAL TERMS OF THE
                                                                                   TRANSACTION."

            (b).................................................................   Not applicable.

Item 5.     Plans or Proposals of the
            Issuer or Affiliate.................................................   If the sale of the Systems described in the
                                                                                   Disclosure Statement is consummated, the
                                                                                   Partnership will begin the process of liquidation
                                                                                   and ultimately be dissolved.

            (a), (b), (d) and (e)...............................................   "NOTICE OF WRITTEN VOTE OF THE LIMITED PARTNERS,"
                                                                                   "INTRODUCTION" and "CERTAIN INFORMATION ABOUT THE
                                                                                   PARTNERSHIP, CPLP, THE GENERAL PARTNER, CPI AND
                                                                                   CERTAIN AFFILIATES -- The LP Units."

            (c).................................................................   Not applicable.

                                                                 4

Schedule 13E-3
Item Number and Caption                                                         Location in the Disclosure Statement
-----------------------                                                         ------------------------------------

            (f) and (g).........................................................   "INTRODUCTION" and "CERTAIN INFORMATION ABOUT THE
                                                                                   PARTNERSHIP, CPLP, THE GENERAL PARTNER, CPI AND
                                                                                   CERTAIN AFFILIATES -- The LP Units."

Item 6.     Source and Amount of
            Funds or Other Considera-
            tion.

            (a).................................................................   "NOTICE OF WRITTEN VOTE OF THE LIMITED PARTNERS,"
                                                                                   "INTRODUCTION," "SPECIAL FACTORS -- The Auction
                                                                                   Processes" and "MATERIAL TERMS OF THE TRANSACTION
                                                                                   -- The Purchase Agreements."

            (b).................................................................   "SPECIAL FACTORS -- Certain Effects of the
                                                                                   Transaction," "-- Costs of the Transaction" and

                                                                                   "PLAN OF SOLICITATION -- Solicitation."

            (c).................................................................   "MATERIAL TERMS OF THE TRANSACTION -- The
                                                                                   Purchase Agreements."

Item 7.     Purpose(s), Alternatives,
            Reasons and Effects.

            (a) and (c).........................................................   "NOTICE OF WRITTEN VOTE OF THE LIMITED PARTNERS,"
                                                                                   "INTRODUCTION" and "SPECIAL FACTORS -- Timing of
                                                                                   the Transaction."

            (b).................................................................   "SPECIAL FACTORS -- Timing of the Transaction"
                                                                                   and "-- Recommendation of the General Partner;
                                                                                   Fairness of the Transaction."

            (d).................................................................   "NOTICE OF WRITTEN VOTE OF THE LIMITED PARTNERS,"
                                                                                   "INTRODUCTION," "SPECIAL FACTORS -- Certain
                                                                                   Effects of the Transaction," "FEDERAL AND STATE
                                                                                   INCOME TAX CONSEQUENCES," "SELECTED UNAUDITED PRO
                                                                                   FORMA FINANCIAL INFORMATION -- THE PARTNERSHIP,"
                                                                                   "SELECTED UNAUDITED PRO FORMA FINANCIAL
                                                                                   INFORMATION -- CPLP," "MANAGEMENT'S DISCUSSION
                                                                                   AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS
                                                                                   OF OPERATIONS -- Liquidity and Capital Resources"
                                                                                   and "CERTAIN INFORMATION ABOUT THE PARTNERSHIP,
                                                                                   CPLP, THE GENERAL PARTNER, CPI AND CERTAIN
                                                                                   AFFILIATES."

Item 8.     Fairness of the Trans-
            action.

            (a), (d) and (e)....................................................   "NOTICE OF WRITTEN VOTE OF THE LIMITED PARTNERS,"
                                                                                   "INTRODUCTION" and "SPECIAL FACTORS --
                                                                                   Recommendation of the General Partner; Fairness
                                                                                   of the Transaction."

            (b).................................................................   "NOTICE OF WRITTEN VOTE OF THE LIMITED PARTNERS,"
                                                                                   "SPECIAL FACTORS -- Relevant Provisions," "--
                                                                                   Recommendation of the General Partner; Fairness
                                                                                   of the Transaction," "-- The

                                                                 5

Schedule 13E-3
Item Number and Caption                                                         Location in the Disclosure Statement
-----------------------                                                         ------------------------------------

                                                                                   Appraisal Processes; Summary of Appraisals" and
                                                                                   "-- The Auction Processes."

            (c).................................................................   "NOTICE OF WRITTEN VOTE OF THE LIMITED PARTNERS,"

                                                                                   "INTRODUCTION," "SPECIAL FACTORS --
                                                                                   Recommendation of the General Partner; Fairness
                                                                                   of the Transaction" and "PLAN OF SOLICITATION --
                                                                                   Voting Rights and Vote Required."

            (f).................................................................   No such offer has been received.

Item 9.     Reports, Opinions, Apprai-
            sals and Certain Negotia-
            tions.

            (a) and (b).........................................................   "NOTICE OF WRITTEN VOTE OF THE LIMITED PARTNERS,"
                                                                                   "INTRODUCTION," "SPECIAL FACTORS -- Timing of the
                                                                                   Transaction," "-- Recommendation of the General
                                                                                   Partner; Fairness of the Transaction" and "-- The
                                                                                   Appraisal Processes; Summary of Appraisals."

            (c).................................................................   "SPECIAL FACTORS -- The Appraisal Processes;
                                                                                   Summary of Appraisals." Copies of all appraisals
                                                                                   obtained by the Partnership and CPLP are being
                                                                                   provided to all security holders as Exhibits A-1
                                                                                   and A-2 to the Disclosure Statement.

Item 10.    Interest in Securities of the
            Issuer.

            (a).................................................................   "SPECIAL FACTORS -- Background," "CERTAIN
                                                                                   INFORMATION ABOUT THE PARTNERSHIP, CPLP, THE
                                                                                   GENERAL PARTNER, CPI AND CERTAIN AFFILIATES --
                                                                                   Principal Unitholders" and "-- Certain Rights
                                                                                   With Respect to the LP Units."

            (b).................................................................   INFORMATION ABOUT THE PARTNERSHIP, CPLP, THE
                                                                                   GENERAL PARTNER, CPI AND CERTAIN AFFILIATES --
                                                                                   Certain Rights with Respect to the LP Units." In
                                                                                   the past 60 days there have been no transactions
                                                                                   in the class of equity securities of the
                                                                                   Partnership which is the subject of the
                                                                                   transactions described in the Disclosure
                                                                                   Statement.

Item 11.    Contracts, Arrangements or
            Understandings with
            Respect to the Issuer's
            Securities..........................................................   "CERTAIN INFORMATION ABOUT THE PARTNERSHIP, CPLP,
                                                                                   THE GENERAL PARTNER AND CERTAIN AFFILIATES --
                                                                                   Certain Rights with Respect to the LP Units."
                                                                                   There are currently no contracts, arrangements,
                                                                                   understandings, or relationships in connection
                                                                                   with the transaction disclosed herein between or
                                                                                   among the persons filing the Statement and any
                                                                                   other person.
Item 12.    Present Intention and
            Recommendation of Cer-


                                                                 6

Schedule 13E-3
Item Number and Caption                                                         Location in the Disclosure Statement
-----------------------                                                         ------------------------------------

            ain Persons with Regard
            to the Transaction.

            (a).................................................................   "PLAN OF SOLICITATION -- Voting Rights and Vote
                                                                                   Required."

            (b).................................................................   "NOTICE OF WRITTEN VOTE OF THE LIMITED PARTNERS,"
                                                                                   "INTRODUCTION" and "SPECIAL FACTORS --
                                                                                   Recommendation of the General Partner; Fairness
                                                                                   of the Transaction."

Item 13.    Other Provisions of the
            Transaction.

            (a).................................................................  "NOTICE OF WRITTEN VOTE OF THE LIMITED PARTNERS,"
                                                                                  "INTRODUCTION" and "PLAN OF SOLICITATION -- No
                                                                                  Appraisal Rights for Dissenters."

            (b).................................................................  Legal services are being provided to the unaffiliated limited partners at the expense of
                                                                                  the Partnership and CPLP. Costs of appraisal
                                                                                  services related to the Transaction will be borne
                                                                                  by the Partnership and CPLP in the event the
                                                                                  Transaction is not consummated, and borne by the
                                                                                  Purchasing Affiliates in the event the Transaction
                                                                                  is consummated. "SPECIAL FACTORS -- Costs of the
                                                                                  Transaction," "-- Recommendation of the General
                                                                                  Partner; Fairness of the Transaction" and "-- The
                                                                                  Appraisal Processes; Summary of Appraisals."

            (c).................................................................  Not applicable.

Item 14.    Financial Information.

            (a)(1) and (a)(2)...................................................  Per "AVAILABLE INFORMATION," the relevant audited and unaudited financial information is appended to
                                                                                  the Disclosure Statement.

            (a)(3) and (a)(4)...................................................  "SELECTED HISTORICAL FINANCIAL DATA."

            (b).................................................................  Material pro forma information is included under
                                                                                  "SELECTED UNAUDITED PRO FORMA FINANCIAL
                                                                                  INFORMATION."

Item 15.    Persons and Assets

            Employed, Retained or
            Utilized.

            (a).................................................................  "NOTICE OF WRITTEN VOTE OF THE LIMITED PARTNERS,"
                                                                                  "INTRODUCTION," "SPECIAL FACTORS -- Certain
                                                                                  Effects of the Transaction," "-- Costs of the
                                                                                  Transaction" and "PLAN OF SOLICITATION --
                                                                                  Solicitation."

            (b).................................................................  "PLAN OF SOLICITATION -- Solicitation."

Item 16.    Additional Information..............................................  See Notice of Written Vote of the Limited
                                                                                  Partners and Disclosure Statement filed as Exhibit
                                                                                  (d)(1) hereto. Copies of Issuer's Annual
                                                                 7

Schedule 13E-3
Item Number and Caption                                                         Location in the Disclosure Statement
-----------------------                                                         ------------------------------------

                                                                                   Report on Form 10-K for the fiscal year ended
                                                                                   December 31, 1995 and copies of Issuer's
                                                                                   Quarterly Report on Form 10-Q for the quarterly
                                                                                   periods ended March 31, 1996, June 30, 1996, and
                                                                                   September 30, 1996 are available upon request
                                                                                   made to the Issuer.

Item 17.    Material to be Filed as
            Exhibits.

            (a).................................................................   No loan agreement or commitment letter is
                                                                                   available at this time. See "MATERIAL TERMS OF
                                                                                   THE TRANSACTION -- The Purchase Agreements."

            (b)(1)..............................................................   Appraisals of Daniels & Associates, L.P., and
                                                                                   Western Cablesystems, Inc. (attached as Exhibits
                                                                                   A-1 and A-2 to the Disclosure Statement filed as
                                                                                   Exhibit (d)(1) hereto).

            (b)(2)..............................................................   Form of Legal Opinion of Husch & Eppenberger
                                                                                   (attached as Exhibit C to the Disclosure
                                                                                   Statement and filed as Exhibit (d)(1) hereto).

            (c).................................................................   Not applicable.

            (d)(1)..............................................................   Copy of Notice of Written Vote of the Limited
                                                                                   Partners and Disclosure Statement (with Exhibits
                                                                                   and Schedule).

            (d)(2)..............................................................   Copy of Letter to the Limited Partners.

            (d)(3)..............................................................   Copy of Form of Consent.


            (e) and (f).........................................................   Not applicable.

                                                                 8

                                    SIGNATURE


            After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this Statement is true, complete and correct as of January 16, 1997.



                                        CENCOM CABLE INCOME PARTNERS II, L.P.

                                        By: CENCOM PROPERTIES II, INC., its
                                        general partner

                                        By: /s/ Jerald L. Kent
                                            ----------------------------------
                                            Name: Jerald L. Kent
                                            Title: Executive Vice President

                                        CENCOM PROPERTIES II, INC.

                                        By: /s/ Jerald L. Kent
                                            ----------------------------------
                                            Name: Jerald L. Kent
                                            Title: Executive Vice President

                                        CHARTER COMMUNICATIONS, INC.

                                        By: /s/ Kent D. Kalkwarf
                                            ----------------------------------
                                            Name: Kent D. Kalkwarf
                                            Title: Vice President

                                        CHARTER COMMUNICATIONS II, L.P.
                                        By: CCP II, INC.,
                                        its general partner

                                        By: /s/ Kent D. Kalkwarf
                                            ----------------------------------
                                            Name: Kent D. Kalkwarf
                                            Title: Vice President

                                        CHARTER COMMUNICATIONS, L.P.

                                        By: CCP One, Inc.,
                                        its general partner

                                        By: /s/ Kent D. Kalkwarf
                                            ----------------------------------
                                            Name: Kent D. Kalkwarf
                                            Title: Vice President

                                        CENCOM PARTNERS, L.P.

                                        By: Cencom Partners, Inc.,
                                        its general partner

                                        By: /s/ Jerald L. Kent
                                            ----------------------------------
                                            Name: Jerald L. Kent
                                            Title: Executive Vice President

                                        CC II HOLDINGS, INC.

                                        By: /s/ Jerald L. Kent
                                            ----------------------------------
                                            Name: Jerald L. Kent
                                            Title: Executive Vice President

                                 EXHIBIT INDEX



  Exhibit                                                                                      Sequentially Numbered
  Number                                             Exhibit                                           Page
-----------                                        -----------                                 --------------------

  (d)(1)                       Copy of Notice of Written Vote of the Limited Partners and
                               Disclosure Statement.

  (d)(2)                       Copy of Letter to the Limited Partners.

  (d)(3)                       Copy of Form of Consent.
